SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

GSP-2, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27195	27-3120288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Gongzhuling State Agriculture Science &Technology Park Location of 998 kilometers, Line 102 Gongzhuling city, Jilin province, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 4346278415

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

The Offering

On December 20, 2011 GSP-2, Inc. (“we” or the “Company”) completed a private offering (the “Offering”) consisting of 752,200 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Shares”), at a purchase price of $2.00 per share to certain investors (the “Purchasers”). An aggregate of 752,200 Shares were sold in the Offering for gross proceeds to the Company of $1,504,400. As a result of the Offering, the Company issued an aggregate of 752,200 Shares as well as warrants to acquire an aggregate of 50,176 shares of our common stock to the placement agent in the Offering (the “Agent Warrants”).

Subscription Agreement

Each of the Purchasers entered into a Subscription Agreement with the Company evidencing such Purchaser’s investment (each a “Subscription Agreement” and collectively the “Subscription Agreements”).  Pursuant to the Subscription Agreements, the Purchasers were also granted the following rights:

●	Each Purchaser shall have the right to invest in up to 35% of the shares of the Company’s common stock offered for sale in a public offering, on a pro rata basis with other Purchasers;
●
Except for certain qualified issuances, if at any time during the twenty four (24) months following the final closing of the Offering (the “Dilution Period”) the Company issues or sells shares of its common stock to persons other than the purchasers in this Offering (a “Dilutive Issuance”) at a price per share less than $2.00 per share, then the Company shall issue, for each such occasion, additional shares of Preferred Stock to the Purchaser respecting those Purchased Shares that are then still owned by the Purchaser at the time of the lower price Issuance so that the average per share purchase price of the Purchased Shares owned by the Purchaser on the date of the lower price issuance plus such additional shares issued to Subscriber is equal to such other lower price issuance.

●
In the event that (i) the Company’s after net income, subject to certain adjustments provided for in the Subscription Agreement (“Net Income”), for the fiscal year ended December 31, 2011 is less than $15,950,000 (the “2011 Target Net Income”) or (ii) Net Income for the fiscal year ended December 31, 2012 is less than $18,000,000 (the “2012 Target Net Income”), then the Company shall issue to the Purchasers, on a pro rata basis, additional shares of the Company’s common stock (the “Make Good Shares”) to account for such shortfall with respect to the applicable Target Net Income (the “Make Good Obligations”).

Agent Warrants

On December 20, 2011, we issued the Agent Warrants to acquire an aggregate of 50,176 shares of our common stock to the placement agent and its sub-agents, or their respective designees, in the Offering.  The Agent Warrants are exercisable for a period of five years from the original issuance date with an exercise price of $2.40 per share.  The exercise prices of the Agent Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Registration Rights

In connection with the Offering, we agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission to register the Shares and the shares of common stock underlying the Shares within 30 days after the final closing of the Offering (“Required Filing Date”) and use our best efforts to have it declared effective within 180 days after the final closing of the Offering (“Required Effectiveness Date”).

If the Registration Statement is not filed by the Required Filing Date or is not declared effective by the Required Effectiveness Date, the Company is required to pay cash liquidated damages to each Purchaser in the amount equal to 0.5% of such Purchaser’s subscription amount subscribed for by such Purchaser for each 30-day period for which the Company is not compliance, subject to a cap of two percent (2%) of such Purchaser’s subscription amount.

“Make Good” Escrow

In connection with the Offering, we entered into a Make Good Escrow Agreement with Ally Joy Investments Limited, the Company’s principal stockholder (“Ally Joy”), pursuant to which Ally Joy pledged 200,000 shares of our common stock in favor of the investors to secure the Make Good Obligations.

A copy of a form Subscription Agreement and a form Agent Warrant are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively. The descriptions in this Item 1.01 of the transactions contemplated by these documents do not purport to be complete and are qualified in their entirety by reference to the full text of the document filed as an exhibit hereto and incorporated herein by reference.

Item 3.01	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale of the Shares and the issuance of the Shares and the Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) and/or Regulation S promulgated under the Securities Act (“Regulation S”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (c) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Agent Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2011	GSP-2, INC.

	By:	/s/ Yushan Wei
Yushan Wei
President and Chief Executive Officer